September 16, 2022

BNY MELLON INVESTMENT FUNDS III

– BNY Mellon International Bond Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

The fund's investment adviser is BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser). BNYM Investment Adviser has engaged its affiliate, Insight North America LLC (INA), to serve as the fund's sub-adviser. Nathaniel Hyde, CFA, Brendan Murphy, CFA and Scott Zaleski, CFA are the fund's primary portfolio managers, positions they have held since September 2022, May 2011 and February 2018, respectively. Mr. Hyde is a portfolio manager at INA. Mr. Murphy is Head of Global Fixed Income, North America, at INA. Mr. Zaleski is a senior portfolio manager at INA.

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The following information supersedes and replaces the fourth paragraph in the section "Fund Details – Management" in the prospectus:

Nathaniel Hyde, CFA, Brendan Murphy, CFA and Scott Zaleski, CFA are the fund's primary portfolio managers, positions they have held since September 2022, May 2011 and February 2018, respectively. Messrs. Hyde, Murphy and Zaleski are jointly and primarily responsible for managing the fund's portfolio. Mr. Hyde is a portfolio manager at INA. He has been employed by INA or a predecessor company of INA since 2006. Mr. Murphy is Head of Global Fixed Income, North America, at INA. He has been employed by INA or a predecessor company of INA since 2005. Mr. Zaleski is a senior portfolio manager at INA. He has been employed by INA or a predecessor company of INA since 2014.

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